UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.            )

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! INNOVATIVE SOLUTIONS AND SUPPORT, INC. 2024 Annual Meeting Vote by April 17, 2024 11:59 PM ET Vote in Person at the Meeting* April 18, 2024 10:00 a.m. local time At the Company’s corporate offices 720 Pennsylvania Drive Exton, Pennsylvania *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V28686-P04617 You invested in INNOVATIVE SOLUTIONS AND SUPPORT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 18, 2024. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 4, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O INNOVATIVE SOLUTIONS AND SUPPORT, INC. P.O. BOX 1342 BRENTWOOD, NY 11717

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V28687-P04617 Voting Items Board Recommends 1. Election of each of Messrs. Shahram Askarpour, Roger A. Carolin, Glen R. Bressner and Stephen L. Belland as directors of the Company for a term of one year. Nominees: 1a. Shahram Askarpour For 1b. Roger A. Carolin For 1c. Glen R. Bressner For 1d. Stephen L. Belland For 2. Adoption of the Innovative Solutions and Support, Inc. Amended and Restated 2019 Stock-Based Incentive Compensation Plan. For 3. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024. For 4. To transact any other business that may properly come before the meeting.